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                                                                Exhibit (10)(ii)

                         EXECUTIVE AUTOMOBILE POLICY
                         ---------------------------

POLICY
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IT IS THE POLICY OF HUFFY CORPORATION AND ITS SUBSIDIARY
CORPORATIONS (THE "CORPORATION") TO PROVIDE A MONTHLY
AUTOMOBILE ALLOWANCE TO ITS OFFICERS AND HUFFY COMPANY
PRESIDENTS TO:

  1.   RECOGNIZE THEIR SENIOR EXECUTIVE STATUS WITHIN THE
       CORPORATION;

  2.   ASSIST THEM FINANCIALLY WITH THE PURCHASE OR LEASE OF
       AN AUTOMOBILE SUITED TO THE EXECUTIVE'S INDIVIDUAL
       TASTES; AND

  3.   ENABLE THE EXECUTIVE TO REGULARLY REPLACE THEIR
       CURRENT AUTOMOBILE WITH A NEW VEHICLE.

Implementation
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  1. AUTOMOBILE SELECTION GUIDELINES

     --   Any American or foreign made automobile.

     --   However, the factory suggested retail price
          ("sticker price") for the automobile selected must not be less than the sticker price of the following automobile of the same model year.

          --  Chairman and President:   Buick Park Avenue
              4 door sedan.

          --  Other Corporate Officers and Huffy Company
              Presidents: Buick Century Limited 4 door sedan.

2.    ADMINISTRATION

      -- The individual Corporate Officer or Huffy Company President shall be responsible for purchasing or leasing the automobile, for which he will receive a monthly allowance in an amount to be determined from time to time by the Company.
      -- Service and maintenance, insurance, and oil and gas shall be paid for by the individual Corporate
           Officer or Huffy Company President, but he shall be reimbursed at a rate per mile to be determined from time to time by the Company for mileage related to Company business or participation in civic and cultural affairs in the community.
      -- Automobiles must be replaced as frequently as the executive chooses but in no event not less frequently than 60 months.
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3. USAGE

   -- The Company shall have no responsibility for any executive's obligations or liabilities with respect to any automobile except for the allowances and mileage reimbursement specifically described herein.
   -- The interior and exterior of the car shall be kept in a clean, presentable condition at all times.

Distribution of this Policy
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Restricted to Corporate Officers and Huffy Company Presidents.





/s/ George A. Plotner                 /s/ Gary E. Morin
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Vice President - Human                Executive Vice President
Resources



                                      /s/ Richard L. Molen
                                      ----------------------------------------
                                      President and Chief Executive Officer